UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: February 29

Date of reporting period: February 29, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / FEBRUARY 29, 2008

Western Asset Global

High Yield Bond Portfolio

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended February 29, 2008, it weakened significantly toward the end of the reporting period. After U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, the economy then rebounded during the next six months. Second quarter 2007 GDP growth was a solid 3.8% and third quarter GDP growth accelerated to 4.9%, its strongest showing in four years. However, continued weakness in the housing market and an ongoing credit crunch took their toll on the economy during the last three months of 2007. During this period, GDP growth was 0.6%. Recently, there have been additional signs of an economic slowdown, leading some to believe that the U.S. may be headed for a recession. The U.S. Department of Labor said that non-farm payroll employment fell 22,000 in January 2008, the first monthly decline in more than four years. This was followed up with 63,000 jobs lost in February – the largest decline in five years. Elsewhere, the National Association of Realtors reported that existing home sales fell for the sixth consecutive month in January 2008 and the median home price was down nearly 5% versus January 2007.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, 2007, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of 2007. In January 2008, the Fed continued to aggressively ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In March 2008, after the reporting period ended, the Fed cut the federal funds rate an additional 0.75% to 2.25%, its lowest level since December 2004. In its statement accompanying the March rate cut, the Fed stated: “Recent information

Western Asset Global High Yield Bond Portfolio	I

Letter from the chairman continued

indicates that the outlook for economic activity has weakened further. . . . Financial markets remain under considerable stress, and the tightening of credit conditions and the deepening of the housing contraction are likely to weigh on economic growth over the next few quarters.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the 12 months ended February 29, 2008, two-year Treasury yields fell from 4.65% to 1.65%. Over the same time, 10-year Treasury yields fell from 4.56% to 3.53%. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv during the reporting period. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 7.30%.

Increased investor risk aversion during the fiscal year caused the high-yield bond market to produce weak results over the 12-month period ended February 29, 2008. During that period, the Citigroup High Yield Market Indexvi returned -3.02%. While high-yield bond prices rallied several times during the reporting period, several flights to quality dragged down the sector, although default rates continued to be low.

Despite increased investor risk aversion, emerging markets debt generated solid results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 5.51% over the 12 months ended February 29, 2008. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected the Fund’s performance.

II	Western Asset Global High Yield Bond Portfolio

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s responses to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 28, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Western Asset Global High Yield Bond Portfolio	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. The Fund invests primarily in high-yield fixed-income securities, including bonds, debentures, notes, equipment trust certificates commercial paper, preferred stock and other obligations of U.S. and foreign issuers. Normally, the Fund invests at least 80% of its assets in high-yield bonds and related investments. The Fund invests primarily in fixed-income securities rated below investment grade by a recognized rating agency, or in unrated securities that we determined to be of equivalent quality. The Fund normally maintains an average portfolio durationi of between 3 and 7 years. However, the Fund may invest in securities of any duration. The Fund may invest up to 20% of its assets in equity and equity-related securities. Under normal circumstances, the Fund expects to, but is not required to, invest in securities of issuers located in the United States and in approximately 7 to 15 foreign countries.

The managers employ an actively managed approach that is risk controlled and assimilates top-down macro-economic views with industry sector insights and bottom-up credit research to derive the general framework for its predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio will be positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights. Risk and weightings are reviewed on a regular basis. The bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with the portfolio managers to determine which credits provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record. From a global perspective, analysis is performed to the projected economic environment in a wide range of countries to determine how this will affect the market behavior of the various sectors globally. The managers then select those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The managers allocate the Fund’s investments across a broad range of issuers and industries, which can help to reduce risk.

Western Asset, the Fund’s subadviser, utilizes a fixed-income discipline which emphasizes a team approach, with decisions derived from the constant interaction among the various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and in-house economist who are skilled and

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	1

Fund overview continued

experienced in all major areas of the fixed-income market. This structure seeks to ensure that client portfolios benefit from a consensus that draws on the expertise of all team members.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)ii monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.65% and 4.56%, respectively. This inversion of the yield curveiii — with short-term yields being higher than their long-term counterparts — often telegraphs weaker economic growth or a recession.

The yield curve then moved back to a more normal slope as second quarter 2007 gross domestic product (“GDP”)iv growth was a solid 3.8%. This, coupled with inflationary pressures, caused short- and long-term Treasury yields to move sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount ratev and the federal funds ratevi in August and September, respectively. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and in early 2008. Despite continued rate cuts by the Fed, by the end of February 2008, many economists were predicting that the U.S. was headed toward a recession. At the end of the fiscal year, two- and 10-year Treasury yields had fallen to 1.65% and 3.53%, respectively.

High-yield bonds also experienced periods of volatility and significantly lagged the overall U.S. bond market during the fiscal year. All told, the high-yield market, as measured by the Citigroup High Yield Market Indexvii, returned -3.02% during the one-year period ended February 29, 2008. In contrast, the overall taxable bond market, as measured by the Lehman Brothers U.S. Aggregate Indexviii, gained 7.30% over the same period. While

2	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

high-yield default rates remained low, their prices weakened due to the fallout from the credit crunch. In addition, there were concerns that some high-yield insurers would not be able to meet their debt obligations if the U.S. experienced a recession.

Q. How did we respond to these changing market conditions?

A. Western Asset believes the best way to consistently generate long-term outperformance is to maintain a long-term view of all markets within the fixed-income market, including in the high-yield, non-U.S. and emerging market asset classes. While we remain diligent in collecting and reviewing the technical aspects of each asset class, our investment decisions are based on our view of market fundamentals and valuations. We do not try to time the market. Our view at the beginning of the period was that credit fundamentals were strong from an historical perspective, but that valuations left little room for fundamental deterioration. As a result, we maintained a cash balance in the portfolio. Our view throughout the period was that fundamentals remained supportive. As valuations improved and spreads widened, we took the opportunity to reduce cash and get the portfolio, more or less, fully invested.

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	3

Fund overview continued

Performance review

For the 12 months ended February 29, 2008, Western Asset Global High Yield Bond Portfolio returned -7.42%. The Fund’s unmanaged benchmark, the Lehman Brothers Global High Yield Index (Hedged)ix, returned -2.50% over the same time frame. The Lipper High Current Yield Funds Category Average1 returned -4.03% for the same period.

PERFORMANCE SNAPSHOT as of February 29, 2008 (unaudited)
	6 MONTHS	12 MONTHS
Global High Yield Bond Portfolio	-4.14%	-7.42%
Lehman Brothers Global High Yield Index (Hedged)	-0.42%	-2.50%
Lipper High Current Yield Funds Category Average[1]	-2.48%	-4.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended February 29, 2008 was 10.89%. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield would have been 10.50%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most recent prospectus dated June 28, 2007, the gross total operating expenses for the Fund were 0.75%.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.70%. This expense limitation may be reduced or terminated at any time.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 29, 2008 and include the reinvestment of all distributions, including returns of capital, if any, calculated among the 470 funds for the six-month period and among the 446 funds for the 12-month period in the Fund’s Lipper category.

4	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

Q. What were the leading contributors to performance?

A. The Fund’s portfolio is diversified to include not only high-yield bonds, but investment grade securities as well. This was beneficial to performance, as investment grade bonds outperformed their lower-rated counterparts given increased investor risk aversion. From a sector positioning perspective, an overweight exposure to Consumer Non-Cyclicals1, relative to the Fund’s benchmark, enhanced the Fund’s results during the 12-month reporting period. In terms of specific securities, underweights to General Motors Corp. and General Motors Acceptance Corp. enhanced the Fund’s performance, as they returned -9.38% and -12.72%, respectively, during the fiscal year.

Q. What were the leading detractors from performance?

A. An overweight to securities rated CCC and below, relative to the Fund’s benchmark, detracted from performance as they returned -9.97% over the reporting period. In addition, an underweight to relatively higher-rated BB securities was detrimental to results, as they gained 0.07%. Elsewhere, an underweight to emerging market debt hindered the Fund’s results, as this asset class outperformed high-yield bonds. For example, we were underweighted in Brazil and Turkey, which returned 6.76% and 7.53%, respectively, during the fiscal year. Overall issuer selection detracted from performance as well, with nine of the Fund’s largest holdings underperforming the benchmark.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Thank you for your investment in Western Asset Global High Yield Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 28, 2008

Western Asset Management Company is one of the world’s leading investment management firms. Its primary business is managing fixed-income portfolios, an activity the firm has pursued for over 35 years.

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	5

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 29, 2008 and are subject to change and may not be representative of the portfolio manager’s current or future investments. Please refer to pages 12 through 23 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of February 29, 2008 were: Consumer Discretionary (16.7%), Materials (12.9%), Financials (12.8%), Industrials (11.1%) and Energy (8.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

[v]	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

viii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The Lehman Brothers Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indexes.

6	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — February 29, 2008

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, on purchase payments; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2007 and held for the six months ended February 29, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN[1]
ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]

(4.14)%	$1,000.00	$958.60	0.70%	$3.41

[1]	For the six months ended February 29, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
5.00%	$1,000.00	$1,021.38	0.70%	$3.52

[1]	For the six months ended February 29, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Fund performance

AVERAGE ANNUAL TOTAL RETURNS[1] (unaudited)
Twelve Months Ended 2/29/08	(7.42)%
Five Years Ended 2/29/08	7.86
Ten Years Ended 2/29/08	4.60

CUMULATIVE TOTAL RETURN[1] (unaudited)
2/28/98 through 2/29/08	56.79%

[1]

Assumes reinvestment of all distribution, including return of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Historical performance (unaudited)

COMPARISON OF A $10,000 INVESTMENT IN WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO VS. LEHMAN BROTHERS GLOBAL HIGH YIELD INDEX (HEDGED)†‡ — February 1998 - February 2008

†	Hypothetical illustration of $10,000 invested in the Fund on February 28, 1998, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 29, 2008. The Lehman Brothers Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indexes. The Index is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	The graph shows an investment in the Fund beginning February 28, 1998. The Fund’s benchmark started on January 1, 1999. The value of the investment in the Fund would have been $15,930 if the investment were made on January 1, 1999, the inception of the benchmark.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of investments

February 29, 2008

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

CORPORATE BONDS & NOTES — 86.1%
		Aerospace & Defense — 0.8%
350,000		Hawker Beechcraft Acquisition Co., 8.875% due 4/1/15(a)	$358,750
6,632		Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26(b)(c)(d)(g)	0
		Total Aerospace & Defense	358,750
		Airlines — 0.0%
8,760		Continental Airlines Inc., Pass-Through Certificates, 6.541% due 9/15/09	8,760
		Auto Components — 1.2%
		Allison Transmission Inc.:
70,000		11.000% due 11/1/15(e)	60,200
150,000		Senior Notes, 11.250% due 11/1/15(a)(e)	124,125
460,000		Visteon Corp., Senior Notes, 8.250% due 8/1/10	385,250
		Total Auto Components	569,575
		Automobiles — 2.2%
284,000	EUR	Bombardier Inc., 7.250% due 11/15/16(e)	412,966
750,000		General Motors Corp., Senior Debentures, 8.375% due 7/15/33(f)	577,500
		Total Automobiles	990,466
		Beverages — 0.3%
130,000	EUR	Belvedere, Senior Secured Bonds, 7.590% due 5/15/13(b)(e)	153,004
		Building Products — 2.7%
		Associated Materials Inc.:
895,000		Senior Discount Notes, step bond to yield 13.663% due 3/1/14(f)	572,800
135,000		Senior Subordinated Notes, 9.750% due 4/15/12	134,325
		GTL Trade Finance Inc.:
130,000		7.250% due 10/20/17(e)	136,360
120,000		7.250% due 10/20/17(e)	124,656
210,000		Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	163,800
230,000		NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.811% due 3/1/14	123,050
		Total Building Products	1,254,991
		Capital Markets — 0.7%
230,000	EUR	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	310,867
		Chemicals — 0.8%
		Georgia Gulf Corp., Senior Notes:
250,000		9.500% due 10/15/14	190,000
120,000		10.750% due 10/15/16	78,600
170,000		Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(e)	113,050
		Total Chemicals	381,650

See Notes to Financial Statements.

12	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Commercial Banks — 2.6%
230,000		ATF Capital BV, Senior Notes, 9.250% due 2/21/14(e)	$233,450
250,000		HSBK Europe BV, 7.250% due 5/3/17(e)	220,000
130,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(b)(e)	111,725
		Russian Agricultural Bank, Loan Participation Notes:
110,000		7.175% due 5/16/13(e)	112,618
106,000		6.299% due 5/15/17(e)	99,110
		TuranAlem Finance BV:
		Bonds:
280,000		8.250% due 1/22/37(e)	237,300
105,000		8.250% due 1/22/37(e)	87,938
50,000	GBP	Medium-Term Notes, 7.125% due 12/21/09	91,206
		Total Commercial Banks	1,193,347
		Commercial Services & Supplies — 3.4%
885,000		Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11(f)	781,012
305,000		DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	316,438
110,000	EUR	FS Funding A.S., Senior Subordinated Notes, 8.875% due 5/15/16(e)	144,917
180,000		Rental Services Corp., Senior Notes, 9.500% due 12/1/14	148,050
325,000		Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08(d)(g)	325
200,000		US Investigations Services Inc., Senior Notes, 10.500% due 11/1/15(e)	167,000
		Total Commercial Services & Supplies	1,557,742
		Consumer Finance — 1.6%
		Ford Motor Credit Co., Senior Notes:
139,000		10.241% due 6/15/11(b)	120,209
100,000		7.127% due 1/13/12(b)	78,759
200,000		8.000% due 12/15/16	164,034
500,000		General Motors Acceptance Corp., Bonds, 8.000% due 11/1/31	378,833
		Total Consumer Finance	741,835
		Containers & Packaging — 2.3%
50,000	EUR	Clondalkin Industries BV, 8.000% due 3/15/14(e)	58,088
90,000		Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	77,175
600,000		Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13(f)	568,500
50,000	EUR	Impress Holdings BV, Senior Subordinated Notes, 9.250% due 9/15/14(e)	65,682

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	13

Schedule of investments continued

February 29, 2008

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Containers & Packaging — 2.3% continued
250,000		Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(e)	$234,375
275,000		Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10(g)	3,438
60,000		Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16(e)	61,148
		Total Containers & Packaging	1,068,406
		Diversified Consumer Services — 0.4%
135,000		Education Management LLC/Education Management Finance Corp., Senior Notes, 8.750% due 6/1/14	119,475
		Service Corp. International:
50,000		Debentures, 7.875% due 2/1/13	50,070
30,000		Senior Notes, 7.625% due 10/1/18	31,125
		Total Diversified Consumer Services	200,670
		Diversified Financial Services — 5.5%
400,000		AAC Group Holding Corp., Senior Discount Notes, step bond to yield 9.092% due 10/1/12	334,000
375,000		Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15(e)	264,375
130,000	EUR	CEVA Group PLC, 8.500% due 12/1/14(e)	129,313
330,000		Galaxy Entertainment Finance Co. Ltd., 9.829% due 12/15/10(b)(e)	331,650
220,000	EUR	Hellas II, Subordinated Notes, 10.576% due 1/15/15(b)(e)	250,577
100,000		Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	101,250
65,000		LVB Acquisition Merger, 11.625% due 10/15/17(e)	64,269
		Residential Capital LLC:
100,000		7.328% due 4/17/09(b)(e)	51,500
120,000		Notes, 8.375% due 6/30/10	69,000
250,000		Senior Notes, 8.000% due 2/22/11	134,375
625,000		Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14(f)	600,000
178,000	EUR	Zlomrex International Finance S.A., Secured Notes, 8.500% due 2/1/14(c)(e)	170,301
		Total Diversified Financial Services	2,500,610
		Diversified Telecommunication Services — 5.9%
240,000		Axtel SAB de CV, Senior Notes, 7.625% due 2/1/17(e)	244,200
90,000		Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15	69,750
460,000		Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	460,575
		Level 3 Financing Inc.:
90,000		6.704% due 2/15/15(b)	63,900
340,000		Senior Notes, 9.250% due 11/1/14	277,100
		Virgin Media Finance PLC, Senior Notes:
280,000	GBP	9.750% due 4/15/14	460,156

See Notes to Financial Statements.

14	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†	SECURITY	VALUE

	Diversified Telecommunication Services — 5.9% continued
250,000	9.125% due 8/15/16	$211,250
569,612	Wind Acquisition Finance SA, 10.750% due 12/1/15	522,144
400,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	409,000
	Total Diversified Telecommunication Services	2,718,075
	Electric Utilities — 1.1%
100,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(e)	105,380
250,000	Texas Competitive Electric Holding Co. LLC, 10.500% due 11/1/16(a)(e)	241,250
185,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(e)	137,825
	Total Electric Utilities	484,455
	Electronic Equipment & Instruments — 0.7%
	NXP BV/NXP Funding LLC:
185,000	Senior Notes, 9.500% due 10/15/15	153,898
190,000	Senior Secured Notes, 7.875% due 10/15/14	173,850
	Total Electronic Equipment & Instruments	327,748
	Energy Equipment & Services — 1.1%
280,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	270,550
210,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14(e)	211,575
	Total Energy Equipment & Services	482,125
	Food & Staples Retailing — 0.4%
162,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	197,262
	Food Products — 0.6%
340,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	280,500
	Health Care Equipment & Supplies — 0.4%
185,000	Advanced Medical Optics Inc., 7.500% due 5/1/17	159,100
	Health Care Providers & Services — 3.0%
	HCA Inc.:
225,000	Notes, 6.375% due 1/15/15	189,000
390,000	Senior Secured Notes, 9.625% due 11/15/16(a)	403,650
	Tenet Healthcare Corp., Senior Notes:
360,000	6.375% due 12/1/11	324,450
30,000	6.500% due 6/1/12	26,100
110,000	9.875% due 7/1/14	103,262
440,000	US Oncology Holdings Inc., Senior Notes, 10.759% due 3/15/12(a)(b)	341,000
	Total Health Care Providers & Services	1,387,462
	Hotels, Restaurants & Leisure — 2.8%
230,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(g)	6,900
50,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	47,500

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	15

Schedule of investments continued

February 29, 2008

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Hotels, Restaurants & Leisure — 2.8% continued
295,000		El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	$275,825
90,000		Indianapolis Downs LLC & Capital Corp., 11.000% due 11/1/12(e)	81,450
250,000		Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	247,500
		MGM MIRAGE Inc.:
195,000		Senior Notes, 7.625% due 1/15/17	184,762
105,000		Senior Subordinated Notes, 8.375% due 2/1/11	106,050
200,000		Sbarro Inc., Senior Notes, 10.375% due 2/1/15	165,000
		Station Casinos Inc., Senior Subordinated Notes:
200,000		6.500% due 2/1/14	134,500
70,000		6.875% due 3/1/16	44,450
		Total Hotels, Restaurants & Leisure	1,293,937
		Household Durables — 1.5%
500,000		Holt Group Inc., Senior Notes, 9.750% due 1/15/06(c)(d)(g)(h)	0
130,000		K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	104,000
110,000		KB Home, Senior Subordinated Notes, 8.625% due 12/15/08	110,550
195,000		Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	192,075
340,000		Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.413% due 9/1/12	297,500
		Total Household Durables	704,125
		Independent Power Producers & Energy Traders — 6.7%
410,000		AES Corp., 8.000% due 10/15/17	420,250
400,000		Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	374,000
1,310,000		Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(e)	1,287,075
500,000		Mirant North America LLC, Senior Notes, 7.375% due 12/31/13(f)	504,375
		NRG Energy Inc., Senior Notes:
200,000		7.375% due 2/1/16	193,250
285,000		7.375% due 1/15/17	275,025
		Total Independent Power Producers & Energy Traders	3,053,975
		IT Services — 1.5%
80,000		Ceridian Corp., Senior Notes, 12.250% due 11/15/15(a)(e)	65,000
270,000		First Data Corp., 9.875% due 9/24/15(e)	234,563
370,000		SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	370,000
		Total IT Services	669,563
		Leisure Equipment & Products — 0.1%
55,000	EUR	Cirsa Capital Luxembourg, 7.875% due 7/15/12(e)	61,391

See Notes to Financial Statements.

16	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Life Sciences Tools & Services — 1.0%
330,000	EUR	Millipore Corp., 5.875% due 6/30/16(e)	$441,016
		Marine — 0.5%
290,000		Arpeni Pratama Ocean Line Investment BV, 8.750% due 5/3/13(e)	237,264
		Media — 5.6%
		Affinion Group Inc.:
225,000		Senior Notes, 10.125% due 10/15/13	221,625
320,000		Senior Subordinated Notes, 11.500% due 10/15/15	296,000
100,000		CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes, 11.750% due 5/15/14	51,500
644,000		CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	450,800
		CCH II LLC/CCH II Capital Corp., Senior Notes:
150,000		10.250% due 9/15/10	138,000
42,000		10.250% due 10/1/13	37,065
105,000		Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	60,375
105,000		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	65,625
140,000		CMP Susquehanna Corp., 9.875% due 5/15/14	93,275
290,000		Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	244,325
330,000		Idearc Inc., Senior Notes, 8.000% due 11/15/16	196,350
50,000	EUR	Lottomatica SpA, Bonds, 8.250% due 3/31/66(b)(c)(e)	66,821
150,000		R.H. Donnelley Corp., Senior Discount Notes, 6.875% due 1/15/13	89,250
190,000		TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(e)	170,050
280,000	EUR	UPC Holding BV, Senior Notes, 7.750% due 1/15/14(e)	371,006
		Total Media	2,552,067
		Metals & Mining — 5.9%
350,000		CII Carbon LLC, 11.125% due 11/15/15(e)	306,250
370,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	393,125
210,000		Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	208,425
190,000		Novelis Inc., Senior Notes, 7.250% due 2/15/15	171,950
270,000	GBP	Pipe Holding PLC, Secured Notes, 7.750% due 11/1/11(e)(f)	483,938
270,000		Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(e)	255,150
40,000		Steel Dynamics Inc., 7.375% due 11/1/12(e)	40,700
565,000		Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15(f)	501,438

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	17

Schedule of investments continued

February 29, 2008

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Metals & Mining — 5.9% continued
360,000		Vale Overseas Ltd., Notes, 6.875% due 11/21/36	$349,700
		Total Metals & Mining	2,710,676
		Multiline Retail — 1.7%
370,000		Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(a)(e)	308,950
50,000	EUR	Edcon Holdings Proprietary Ltd., 10.448% due 6/15/15(b)(e)	39,105
410,000		Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	410,513
		Total Multiline Retail	758,568
		Oil, Gas & Consumable Fuels — 7.4%
300,000		Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	301,500
96,563	EUR	Corral Finans AB, 6.076% due 4/12/10(a)(b)(e)	113,100
250,000		Costilla Energy Inc., Senior Subordinated Notes, 10.250% due 10/1/06(c)(d)(g)	0
225,000		El Paso Corp., Notes, 7.875% due 6/15/12	237,553
450,000		EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	435,375
30,000		Forbes Energy Services, 11.000% due 2/15/15(e)	29,550
		Gazprom, Bonds:
4,690,000	RUB	6.790% due 10/29/09	193,347
1,180,000	RUB	7.000% due 10/27/11	48,007
280,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	266,000
130,000		LUKOIL International Finance BV, 6.356% due 6/7/17(e)	123,175
		OPTI Canada Inc., Senior Secured Notes:
40,000		7.875% due 12/15/14(e)	39,100
450,000		8.250% due 12/15/14(e)	446,625
80,000		Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	82,000
310,000		Petrozuata Finance Inc., 8.220% due 4/1/17(e)	311,550
500,000		SemGroup LP, Senior Notes, 8.750% due 11/15/15(e)	467,500
25,000		Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	22,938
225,000		Tennessee Gas Pipeline Co., 7.000% due 3/15/27	224,693
25,000		Whiting Petroleum Corp., Senior Subordinated Notes, 7.250% due 5/1/12	25,000
		Total Oil, Gas & Consumable Fuels	3,367,013
		Paper & Forest Products — 3.8%
		Abitibi-Consolidated Co. of Canada:
100,000		5.250% due 6/20/08	84,625
10,000		Senior Notes, 7.750% due 6/15/11	5,550
		Abitibi-Consolidated Inc.:
40,000		6.950% due 4/1/08	35,400

See Notes to Financial Statements.

18	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Paper & Forest Products — 3.8% continued
140,000		Debentures, 7.400% due 4/1/18	$66,850
210,000		Notes, 8.550% due 8/1/10	118,388
		Appleton Papers Inc.:
190,000		Senior Notes, 8.125% due 6/15/11	185,250
155,000		Senior Subordinated Notes, 9.750% due 6/15/14	148,025
161,000	EUR	Lecta S.A., 6.965% due 2/15/14(b)(e)	172,374
355,000		NewPage Corp., Senior Secured Notes, 9.489% due 5/1/12(b)	349,675
60,000		NewPage Holding Corp., 11.818% due 11/1/13(a)(b)	50,400
600,000		Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25(f)	540,000
		Total Paper & Forest Products	1,756,537
		Pharmaceuticals — 0.3%
575,000		Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(g)	117,875
		Real Estate Management & Development — 1.0%
100,000	EUR	Akerys Holdings SA, 7.631% due 8/1/14(b)(e)	100,231
320,000		Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	164,800
		Realogy Corp.:
30,000		10.500% due 4/15/14	21,450
305,000		12.375% due 4/15/15	163,175
		Total Real Estate Management & Development	449,656
		Road & Rail — 1.7%
335,000		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	350,075
		Hertz Corp.:
390,000		Senior Notes, 8.875% due 1/1/14	373,425
60,000		Senior Subordinated Notes, 10.500% due 1/1/16	57,300
		Total Road & Rail	780,800
		Semiconductors & Semiconductor Equipment — 0.2%
95,000		Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14	77,900
		Specialty Retail — 0.7%
110,000		Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	89,650
72,000	EUR	Edcon Holdings Proprietary Ltd., 10.448% due 6/15/15(b)(e)	56,312
370,000		Flooring America Inc., Senior Notes, 9.250% due 10/15/07(c)(d)(g)	0
		Michaels Stores Inc.:
50,000		11.375% due 11/1/16	41,625
135,000		Senior Notes, 10.000% due 11/1/14	118,631
		Total Specialty Retail	306,218

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	19

Schedule of investments continued

February 29, 2008

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Tobacco — 1.1%
		Alliance One International Inc., Senior Notes:
430,000		8.500% due 5/15/12	$404,200
90,000		11.000% due 5/15/12	91,800
		Total Tobacco	496,000
		Trading Companies & Distributors — 1.7%
260,000		Ashtead Capital Inc., Notes, 9.000% due 8/15/16(e)	215,800
235,000		H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	196,225
425,000		Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(e)	359,125
		Total Trading Companies & Distributors	771,150
		Transportation Infrastructure — 0.8%
		Saint Acquisition Corp.:
425,000		Secured Notes, 12.500% due 5/15/17(e)	191,250
380,000		Senior Secured Notes, 10.815% due 5/15/15(b)(e)	165,300
		Total Transportation Infrastructure	356,550
		Wireless Telecommunication Services — 2.4%
110,000		ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(e)	96,250
350,000		iPCS Inc., 5.364% due 5/1/13(b)	281,750
210,000		MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	185,850
450,000		True Move Co., Ltd., 10.750% due 12/16/13(e)	425,250
104,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(e)	103,355
		Total Wireless Telecommunication Services	1,092,455
		TOTAL CORPORATE BONDS & NOTES (Cost — $46,087,048)	39,382,136
ASSET-BACKED SECURITIES — 0.4%
		Diversified Financial Services — 0.4%
370,387		Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/12(c)(d)(g)	0
220,003		Business Loan Express, 4.071% due 5/15/29(b)(e)	196,246
		TOTAL ASSET-BACKED SECURITIES (Cost — $562,705)	196,246
SOVEREIGN BONDS — 7.1%
		Argentina — 1.9%
		Republic of Argentina:
150,000		7.000% due 4/17/17	119,425
360,000	ARS	Bonds, 2.000% due 1/3/10(b)	251,489
578,000		Bonds, Series VII, 7.000% due 9/12/13(f)	499,312
		Total Argentina	870,226

See Notes to Financial Statements.

20	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Brazil — 2.4%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	9.762% due 1/1/10	$571
1,688,000	BRL	9.762% due 7/1/10(f)	954,132
152,000	BRL	Series B, 6.000% due 5/15/17	143,172
		Total Brazil	1,097,875
		Ecuador — 0.3%
130,000		Republic of Ecuador, 10.000% due 8/15/30(e)	127,725
		Indonesia — 0.6%
		Republic of Indonesia:
321,000,000	IDR	Series FR40, 11.000% due 9/15/25	35,661
614,000,000	IDR	Series FR42, 10.250% due 7/15/27	63,859
924,000,000	IDR	Series FR43, 10.250% due 7/15/22	97,499
699,000,000	IDR	Series FR45, 9.750% due 5/15/37	68,436
		Total Indonesia	265,455
		Mexico — 0.4%
170,000		United Mexican States, Medium-Term Notes, 6.050% due 1/11/40	168,725
		Turkey — 0.2%
141,000	TRY	Republic of Turkey, 14.000% due 1/19/11	109,997
		Venezuela — 1.3%
		Bolivarian Republic of Venezuela:
140,000		8.500% due 10/8/14	136,500
411,000		5.750% due 2/26/16	339,075
139,000		Collective Action Securities, 9.375% due 1/13/34	136,568
		Total Venezuela	612,143
		TOTAL SOVEREIGN BONDS (Cost — $3,258,931)	3,252,146
SHARES
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
		Household Durables — 0.0%
1,594,550		Home Interiors & Gifts Inc.(c)(d)*	2
2,998		Mattress Discounters Corp.(c)(d)*	0
		TOTAL CONSUMER DISCRETIONARY	2
INFORMATION TECHNOLOGY — 0.0%
		Computers & Peripherals — 0.0%
4,055		Axiohm Transaction Solutions Inc.(c)(d)*	0
		TOTAL COMMON STOCKS (Cost — $846,635)	2

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	21

Schedule of investments continued

February 29, 2008

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
SHARES	SECURITY	VALUE

ESCROWED SHARES — 0.0%
375,000	Pillowtex Corp.(c)(d)* (Cost - $0)	$0
PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
0	ION Media Networks Inc., Series B*	1,365
FINANCIALS — 0.0%
	Diversified Financial Services — 0.0%
	TCR Holdings Corp.:
439	Class B Shares(c)(d)*	1
241	Class C Shares(c)(d)*	0
636	Class D Shares(c)(d)*	1
1,316	Class E Shares(c)(d)*	1
	TOTAL FINANCIALS	3
	TOTAL PREFERRED STOCKS (Cost — $3,606)	1,368
FACE AMOUNT
COLLATERALIZED SENIOR LOANS — 1.7%
	Auto Components — 0.5%
$249,375	Allison Transmission, Term Loan B, 5.920% due 8/7/14(b)	220,662
	Health Care Providers & Services — 1.0%
541,373	Iasis Healthcare LLC, 8.494% due 6/15/14(b)	446,633
	Oil, Gas & Consumable Fuels — 0.2%
	Ashmore Energy International:
13,923	Synthetic Revolving Credit Facility, 5.098% due 3/30/14(b)	12,113
103,807	Term Loan, 7.830% due 3/30/14(b)	90,312
	Total Oil, Gas & Consumable Fuels	102,425
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $891,031)	769,720
SHARES
CONVERTIBLE PREFERRED STOCK — 0.5%
FINANCIALS — 0.5%
210	Bank of America Corp., 7.750%* (Cost - $210,000)	224,700

See Notes to Financial Statements.

22	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
WARRANTS		SECURITY	VALUE

WARRANTS — 0.0%
200		Leap Wireless International Inc., Expires 4/15/10(c)(d)(e)*	$0
2,521		Pillowtex Corp., Expires 11/24/09(c)(d)(e)*	0
		TOTAL WARRANTS (Cost — $1,855)	0
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $51,861,811)	43,826,318
FACE AMOUNT†
SHORT-TERM INVESTMENTS — 2.4%
		Sovereign Bonds — 2.4%
		Bank Negara Malaysia Monetary Notes:
145,000	MYR	Series 4207, zero coupon bond to yield 3.360% due 4/22/08	45,173
219,000	MYR	Zero coupon bond to yield 3.310% due 5/29/08	68,000
193,000	MYR	Zero coupon bond to yield 3.320% due 6/17/08	59,825
520,000	MYR	Zero coupon bond to yield 3.310% due 7/17/08	160,706
		Egypt Treasury Bills:
3,850,000	EGP	Zero coupon bond to yield 7.080% due 10/28/08	673,965
600,000	EGP	Zero coupon bond to yield 6.390% due 11/11/08	104,744
		TOTAL SHORT-TERM INVESTMENTS (Cost — $1,096,583)	1,112,413
		TOTAL INVESTMENTS — 98.2% (Cost — $52,958,394#)	44,938,731
		Other Assets in Excess of Liabilities — 1.8%	835,400
		TOTAL NET ASSETS — 100.0%	$45,774,131

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.

(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	All or a portion of this security is segregated for extended settlements and/or open forward foreign currency contracts.

(g)	Security is currently in default.

(h)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is $53,105,622.

Abbreviations used in this schedule:

ARS – Argentine Peso
BRL – Brazilian Real
EGP – Egyptian Pound
EUR – Euro
GBP – British Pound
IDR – Indonesian Rupiah
MYR – Malaysian Ringgit
OJSC – Open Joint Stock Company
RUB – Russian Ruble
TRY – Turkish Lira

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	23

Statement of assets and liabilities

February 29, 2008

ASSETS:
Investments, at value (Cost — $52,958,394)	$44,938,731
Foreign currency, at value (Cost — $251,060)	258,584
Cash	250,043
Dividends and interest receivable	1,035,460
Receivable for Fund shares sold	25,000
Receivable for securities sold	3,631
Receivable for open forward currency contracts	3,547
Prepaid expenses	9,012
Total Assets	46,524,008
LIABILITIES:
Payable for securities purchased	311,362
Payable for Fund shares repurchased	185,926
Payable for open forward currency contracts	112,205
Investment management fee payable	10,633
Trustees’ fees payable	6,671
Accrued expenses	123,080
Total Liabilities	749,877
TOTAL NET ASSETS	$45,774,131
NET ASSETS:
Par value (Note 4)	$75
Paid-in capital in excess of par value	57,197,051
Undistributed net investment income	690,645
Accumulated net realized loss on investments and foreign currency transactions	(3,995,713)
Net unrealized depreciation on investments and foreign currencies	(8,117,927)
TOTAL NET ASSETS	$45,774,131
Shares Outstanding	7,537,810
Net Asset Value	$6.07

See Notes to Financial Statements.

24	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

Statement of operations

For the Year Ended February 29, 2008

INVESTMENT INCOME:
Interest	$4,751,230
Dividends	10,692
Less: Foreign taxes withheld	(1,370)
Total Investment Income	4,760,552
EXPENSES:
Investment management fee (Note 2)	287,790
Legal fees	92,064
Shareholder reports	53,667
Audit and tax	46,779
Registration fees	27,956
Transfer agent fees	26,611
Custody fees	15,878
Insurance	4,626
Trustees’ fees	3,909
Miscellaneous expenses	11,537
Total Expenses	570,817
Less: Fee waivers and/or expense reimbursements (Note 2)	(204,056)
Fees paid indirectly (Note 1)	(483)
Net Expenses	366,278
NET INVESTMENT INCOME	4,394,274
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	511,048
Foreign currency transactions	(435,914)
Net Realized Gain	75,134
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(8,694,069)
Foreign currencies	56,714
Change in Net Unrealized Appreciation/Depreciation	(8,637,355)
Net Loss on Investments and Foreign Currency Transactions	(8,562,221)
DECREASE IN NET ASSETS FROM OPERATIONS	$(4,167,947)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	25

Statements of changes in net assets

FOR THE YEAR ENDED FEBRUARY 29, 2008 AND THE YEAR ENDED FEBRUARY 28, 2007	2008	2007
OPERATIONS:
Net investment income	$4,394,274	$9,072,006
Net realized gain	75,134	1,639,296
Change in net unrealized appreciation/depreciation	(8,637,355)	2,022,495
Increase (Decrease) in Net Assets From Operations	(4,167,947)	12,733,797
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,450,005)	(10,499,992)
Decrease in Net Assets From Distributions to Shareholders	(4,450,005)	(10,499,992)
FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	34,830,581	63,710,744
Reinvestment of distributions	3,462,090	4,624,781
Cost of shares repurchased	(29,916,720)	(219,936,702)
Increase (Decrease) in Net Assets From Fund Share Transactions	8,375,951	(151,601,177)
DECREASE IN NET ASSETS	(242,001)	(149,367,372)
NET ASSETS:
Beginning of year	46,016,132	195,383,504
End of year*	$45,774,131	$46,016,132
* Includes undistributed net investment income of:	$690,645	$866,286

See Notes to Financial Statements.

26	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

Financial highlights

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
	2008[1,2]	2007[1,3]	2006[1,3]	2005[1,3]	2004[1,3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$7.13	$6.97	$7.18	$6.95	$6.21
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.57	0.50	0.51	0.53	0.57
Net realized and unrealized gain (loss)	(1.07)	0.25	(0.26)	0.23	0.85
Total income (loss) from operations	(0.50)	0.75	0.25	0.76	1.42
LESS DISTRIBUTIONS FROM:
Net investment income	(0.56)	(0.59)	(0.46)	(0.53)	(0.68)
Total Distributions	(0.56)	(0.59)	(0.46)	(0.53)	(0.68)
NET ASSET VALUE, END OF YEAR	$6.07	$7.13	$6.97	$7.18	$6.95
Total return[5]	(7.42)%	11.11%	3.68%	10.95%	23.37%
NET ASSETS, END OF YEAR (000s)	$45,774	$46,016	$195,384	$143,430	$119,322
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.09%	0.77%[6]	0.72%	0.72%	0.79%
Net expenses[7,8]	0.70 [9]	0.62 [6]	0.55	0.55	0.55
Net investment income	8.40	7.09	7.15	7.52	8.38
PORTFOLIO TURNOVER RATE	72%	126%	28%	39%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.61%, respectively.

[7]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Fund will not exceed 0.70%. Prior to October 2, 2006, the expense limitation was 0.55%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Portfolio (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment fund of Western Asset Funds II, a Maryland corporation, registered under the 1940 Act, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

28	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	29

Notes to financial statements continued

unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(g) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as

30	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 29, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	($119,910)	$119,910

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	31

Notes to financial statements continued

During the year ended February 29, 2008, the Fund had a voluntary expense limitation in place of 0.70%.

During the year ended February 29, 2008, LMPFA waived a portion of its investment management fee in the amount of $204,056.

Effective January 1, 2008, the manager is permitted to recapture amounts that it has previously voluntarily waived and/or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular Fund business day, in the Fund’s total annual operating expenses exceeding the expense cap.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 29, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$38,474,035	$393,040
Sales	95,120,736	391,189

At February 29, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$546,999
Gross unrealized depreciation	(8,713,890)
Net unrealized depreciation	$(8,166,891)

32	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

At February 29, 2008, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Indian Rupee	2,445,900	$61,171	3/14/08	$(829)
Indian Rupee	829,500	20,746	3/14/08	(254)
Indian Rupee	789,000	19,736	3/17/08	(264)
Euro	50,000	75,758	5/7/08	3,547
				2,200
Contracts to Sell:
Euro	2,312,634	$3,503,989	5/7/08	$(97,918)
Euro	220,596	334,235	5/7/08	(9,360)
Euro	50,000	75,758	5/7/08	(3,193)
Great British Pound	643,815	1,272,405	5/7/08	(387)
				(110,858)
Net unrealized loss on open forward foreign currency contracts				$(108,658)

4. Shares of beneficial interest

At February 29, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Prior to April 16, 2007 the Trust had 10 billion shares of authorized capital stock, with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

	YEAR ENDED FEBRUARY 29, 2008	YEAR ENDED FEBRUARY 28, 2007
Shares sold	4,981,890	9,026,028
Shares issued on reinvestment	531,391	666,713
Shares repurchased	(4,427,527)	(31,256,770)
Net increase (decrease)	1,085,754	(21,564,029)

5. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 29, and February 28, respectively, were as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$4,450,005	$10,499,992

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	33

Notes to financial statements continued

As of February 29, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$ 649,653
Capital loss carryforward[1]	(3,036,676)
Other book/tax temporary differences[2]	(770,817)
Unrealized appreciation/(depreciation)[3]	(8,265,155)
Total accumulated earnings/(losses)—net	$(11,422,995)

[1]

During the taxable year ended February 29, 2008, the Fund utilized $950,981 of its capital loss carryover available from prior years. As of February 29, 2008, the Fund had the following net capital loss carryforwards remaining:

Year of expiration	Amount

2/28/2011	$(3,036,676)

This	amount will be available to offset any future taxable capital gains.

[2]

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes, interest accrued for tax purposes on defaulted securities, and book/tax differences in the timing of the deductibility of various expenses.

[3]

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

6. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the

34	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset management, “CAM”, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	35

Notes to financial statements continued

7. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

36	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

8. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standard Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its May 31, 2008 Form N-Q.

* * *

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Western Asset Global High Yield Bond Portfolio 2008 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Yield Bond Portfolio, a series of Legg Mason Partners Income Trust, as of February 29, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years in the two-year period then ended February 28, 2005 were audited by other independent registered public accountants whose report thereon, dated April 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Yield Bond Portfolio as of February 29, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 25, 2008

38	Western Asset Global High Yield Bond Portfolio 2008 Annual Report

Board approval of management agreement and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 12-13, 2007, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Global High Yield Bond Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Board Members, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager, the Subadvisers and the Fund’s distributor (and any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and

sub-advisory agreements

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Board Members also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and

Western Asset Global High Yield Bond Portfolio	39

Board approval of management agreement and subadvisory agreements (unaudited) (continued)

Sub-Advisory Agreements, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Board Member attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements during the past two years. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans, organizational changes and portfolio manager compensation plan.

40	Western Asset Global High Yield Bond Portfolio

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high current yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2007 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid directly or indirectly by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information comparing the Contractual Management Fees and the actual fees paid (the “Actual Management Fee”), and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including

Western Asset Global High Yield Bond Portfolio	41

Board approval of management agreement and subadvisory agreements (unaudited) (continued)

the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by distributors affiliated with the Fund during the past two years and how the amounts received by the distributors were paid during that period.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of institutional funds (including the Fund) classified as high current yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were below the median. The Board noted that the Fund’s actual total expense ratio was below the median.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data, as well as a report from an outside consultant that had reviewed the methodologies. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the funds in the Expense Group at all asset levels and that the Actual Management

42	Western Asset Global High Yield Bond Portfolio

Fee is below the median of the Expense Group. The Board also considered the effect of the Fund’s growth and size on its performance and fees, noting that if the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board also considered the fact that the Manager pays the subadvisory fee out of the management fee.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Global High Yield Bond Portfolio	43

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Western Asset Global High Yield Bond Portfolio (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Trustees of the Company and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue, New York, NY 10018
Birth year	1943
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past 5 years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past 5 years	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

44	Western Asset Global High Yield Bond Portfolio

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of Office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past 5 years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of Office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past 5 years	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of Office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past 5 years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

Western Asset Global High Yield Bond Portfolio	45

Additional Information (unaudited) (continued)

Information about Trustees and Officers

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of Office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past 5 years	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of Office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past 5 years	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)
Number of portfolios in fund complex over- seen by Trustee	68
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past 5 years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

46	Western Asset Global High Yield Bond Portfolio

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past 5 years	Independent Consultant (since 2001)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past 5 years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)
ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past 5 years	President, George Mason University (since 1996)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Director of Cardinal Financial Corp. (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director Comshare, Inc. (information technology) (from 1985 to 2003)

Western Asset Global High Yield Bond Portfolio	47

Additional Information (unaudited) (continued)

Information about Trustees and Officers

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth Year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
INTERESTED TRUSTEE:
R. JAY GERKEN, CFA[3] Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee of 150 Funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	137
Other board memberships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)

48	Western Asset Global High Yield Bond Portfolio

OFFICERS:
FRANCES M. GUGGINO Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past 5 years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason or its predecessors (from 1999 to 2004)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A
TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past 5 years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A
JOHN CHIOTA Legg Mason, 300 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A

Western Asset Global High Yield Bond Portfolio	49

Additional Information (unaudited) (continued)

Information about Trustees and Officers

ROBERT I. FRENKEL Legg Mason, 300 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past 5 years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A
THOMAS C. MANDIA Legg Mason, 300 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A
DAVID CASTANO Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1971
Position(s) held with Fund	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A

50	Western Asset Global High Yield Bond Portfolio

MATTHEW PLASTINA Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1970
Position(s) held with fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Global High Yield Bond Portfolio	51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 29, 2008:

Record date:	6/21/2007	12/12/2007
Payable date:	6/22/2007	12/13/2007
Ordinary income:
Qualified dividends income for individuals	1.05%	0.15%
Dividends qualifying for the dividends
Received deduction for corporations	0.33%	0.33%

Please retain this information for your records.

52	Western Asset Global High Yield Bond Portfolio

Western Asset Global High Yield Bond Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public

accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Western Asset Global High Yield Bond Portfolio

The Fund is a separate investment series of the Legg Mason Partners Income Trust, a Maryland business trust.

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global High Yield Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest investment manager in 2007, based on 12/31/06 assets under management, according to Pensions & Investments, May 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

WAS04033 4/08 SR08-553

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2007 and February 29, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $161,600 in 2007 and $168,000 in 2008.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2007 and $46,994 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust, also included were services consisting of audit procedures performed related to Tender Options Bonds and billings to reflect newly Board Approved 2007 Post Merger Audit Fees.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,273 in 2007, and $11,200 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust were $0 in 2007 and $17,700 in 2008. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for the following date of February 2, 2007 and March 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partnersm LLC (“LMPFA”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h)	Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	May 07, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	May 07, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	May 07, 2008